Exhibit 99.1

NEWS FROM POINT BLANK SOLUTIONS, INC. 2102 SW 2nd Street • Pompano Beach, FL 33069 Tel: 954-630-0900 • www.pointblanksolutionsinc.com

FOR IMMEDIATE RELEASE

POINT BLANK SOLUTIONS AWARDED PRESTIGIOUS
IMPROVED OUTER TACTICAL VEST (“IOTV”) CONTRACT FROM THE U.S. ARMY

Pompano Beach, FL, August 13, 2009 – Point Blank Solutions, Inc. (“PBSI”, OTC Pink Sheets: PBSO.PK), a leader in the field of protective body armor, announced today that its wholly owned subsidiary, Point Blank Body Armor, Inc. has been selected as a chosen supplier to produce the Improved Outer Tactical Vest for the US Army (“IOTV Main Buy” - Solicitation W91CRB-07-0079).

This five-year Indefinite Delivery/Indefinite Quantity contract from the US Army REDCOM Acquisition Center, calls for the production of up to 736,000 Improved Outer Tactical Vests and 253,000 Deltoid and Axillary Protection Systems (“DAPS”).

Jim Henderson, Acting CEO of Point Blank Solutions stated, “This is a major milestone for our Company as we believe we are one of only a few companies that can produce the IOTV and DAPS for the US Army over the next five years.  We have been a chosen provider of the US Armed Forces for years and look forward to continuing to meet their requirements.  While no additional awards have been made and competition continues to be fierce, we are confident that the steps we have and continue to take to improve our operations and manufacturing capabilities will position us as the best value, low cost provider in the industry.”

“The recognition and faith bestowed by the Army also reinforces our industry position as a leading, ballistics provider and should add incremental value for our Company and our shareholders,” Henderson concluded.

The Improved Outer Tactical Vest is one of the latest advancements in military gear designed to better provide body armor coverage on a soldier’s body.  Like most gear, the IOTV is used to help protect soldiers in combat and also is designed for emergency removal.  The IOTV offers an array of design improvements over its predecessor, the Outer Tactical Vest (“OTV”), including: increased coverage, lighter weight, a quick-release system and better fit and comfort to support combat missions, among others.  The new, integrated side plate carriers decrease the vest’s profile, and a lower-back protector extends the vest’s coverage by 52-square inches.  The IOTV also maintains weave slots, making most of the pouches from the OTV compatible with the new IOTV system.  The vest comes in 11 different sizes and weighs three to six pounds less than the OTV.

ABOUT POINT BLANK SOLUTIONS, INC.

Point Blank Solutions, Inc. is a leader in the design and production of technologically advanced body armor systems for the U.S. Military, Government and law enforcement agencies, as well as select international markets. The Company is also recognized as the largest producer of soft body armor in the U.S. With state-of-the-art manufacturing and laboratory testing facilities, strategic technology and marketing alliances, and an ongoing commitment to drive innovation, Point Blank Solutions believes that it can deliver the most advanced body armor solutions, quicker and better than anyone in the industry.  The Company maintains facilities in Pompano Beach, FL and Jacksboro, TN. To learn more about Point Blank Solutions, Inc. visit our website at www.PointBlankSolutionsInc.com.

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SAFE HARBOR STATEMENT
SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995: THE STATEMENTS WHICH ARE NOT HISTORICAL FACTS CONTAINED IN THIS PRESS RELEASE ARE FORWARD-LOOKING STATEMENTS, WHICH ARE BASED LARGELY ON THE COMPANY'S EXPECTATIONS AND ARE SUBJECT TO VARIOUS BUSINESS RISKS AND UNCERTAINTIES, CERTAIN OF WHICH ARE BEYOND THE COMPANY'S CONTROL. WORDS SUCH AS "EXPECTS," "ANTICIPATES," "TARGETS," "GOALS," "PROJECTS," "INTENDS," "PLANS," "BELIEVES," "SEEKS," "ESTIMATES," VARIATIONS OF SUCH WORDS, AND SIMILAR EXPRESSIONS ARE INTENDED TO IDENTIFY SUCH FORWARD-LOOKING STATEMENTS. THESE FORWARD-LOOKING STATEMENTS ARE ONLY PREDICTIONS THAT SPEAK AS OF THE DATE HEREOF AND ARE SUBJECT TO RISKS, UNCERTAINTIES AND ASSUMPTIONS THAT ARE DIFFICULT TO PREDICT. THEREFORE, ACTUAL RESULTS MAY DIFFER MATERIALLY AND ADVERSELY FROM THOSE EXPRESSED IN ANY FORWARD-LOOKING STATEMENTS. FACTORS THAT MIGHT CAUSE OR CONTRIBUTE TO SUCH DIFFERENCES INCLUDE, BUT ARE NOT LIMITED TO, (1) CHANGES IN THE COMPANY'S INTERNAL CONTROL STRUCTURE OVER FINANCIAL REPORTING, (2) UNCERTAINTY OF FUTURE FINANCIAL RESULTS, (3) ADDITIONAL FINANCING REQUIREMENTS, (4) DEVELOPMENT OF NEW PRODUCTS, (5) GOVERNMENT APPROVAL AND CONTRACTING PROCESSES, (6) THE IMPACT OF COMPETITIVE PRODUCTS OR PRICING, (7) TECHNOLOGICAL CHANGES, (8) THE EFFECT OF POLITICAL AND ECONOMIC CONDITIONS, (9) THE OUTCOME AND IMPACT OF LITIGATION TO WHICH THE COMPANY IS A PARTY AND THE SECURITIES AND EXCHANGE COMMISSION AND OTHER INVESTIGATIONS REGARDING THE COMPANY, (10) TURNOVER IN THE COMPANY'S SENIOR MANAGEMENT AND (11) OTHER UNCERTAINTIES DETAILED IN THE COMPANY'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING, WITHOUT LIMITATION, THOSE UNCERTAINTIES AND RISKS DISCUSSED IN DETAIL IN "RISK FACTORS," IN THE COMPANY'S PERIODIC REPORTS ON FORMS 10-K AND 10-Q. THE COMPANY UNDERTAKES NO OBLIGATION TO REVISE OR UPDATE PUBLICLY ANY FORWARD-LOOKING STATEMENTS TO REFLECT ANY CHANGE IN THE EXPECTATIONS OF OUR MANAGEMENT WITH REGARD THERETO OR ANY CHANGE IN EVENTS, CONDITIONS, OR CIRCUMSTANCES ON WHICH ANY SUCH STATEMENTS ARE BASED.

Company Contact:	Media Contact:
Michelle Doery, Chief Financial Officer	Glenn Wiener, Media Relations
Tel: 954-630-0900	Tel: 212-786-6011 / Email: gwiener@GWCco.com

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